UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 21, 2015

PARKER-HANNIFIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio		44124-4141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable
(Former name or former address, if changed since last report.)
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2015, Donald E. Washkewicz, Chairman of the Board, Chief Executive Officer and President of Parker-Hannifin Corporation (the “Company”), notified the Board of Directors of the Company that, effective February 1, 2015, he intends to retire as Chief Executive Officer and President of the Company. Mr. Washkewicz will remain as an executive officer of the Company in the position of Chairman of the Board.
On January 21, 2015, the Board of Directors of the Company elected Thomas L. Williams, 56, as Chief Executive Officer of the Company, effective February 1, 2015, and as a director of the Company, effective January 21, 2015. Mr. Williams will succeed Mr. Washkewicz as principal executive officer of the Company. Mr. Williams will serve as Chief Executive Officer for a term expiring in October 2015 and as a director for a term expiring at the Annual Meeting of Shareholders in October 2015, or until his respective successor is elected except in the case of death, resignation or removal. Mr. Williams has held various positions with the Company since 2003. Most recently, he has been an Executive Vice President since August 2008 and Operating Officer since November 2006. He is also a director of Chart Industries, Inc. The Board of Directors believes that Mr. Williams will effectively serve as a member of the Board of Directors based on his significant and diverse experiences, skills, qualifications and viewpoints from, among other things: his extensive service in various operational leadership positions during his 11 years with the Company, his intimate, working knowledge of the Company’s day-to-day business, plans, strategies and initiatives, and his high level of commitment to the Board of Directors, the Company’s business, employees and shareholders and a high level of integrity, honesty, judgment and professionalism. Mr. Williams will not serve as a member of any committee of the Board of Directors of the Company. Mr. Williams is not a party to any transaction described in Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.
On January 21, 2015, the Board of Directors of the Company elected Lee C. Banks, 52, as President and Chief Operating Officer of the Company, effective February 1, 2015, and as a director of the Company, effective January 21, 2015. Mr. Banks will succeed Mr. Washkewicz as President of the Company. Mr. Banks will serve as President and Chief Operating Officer for a term expiring in October 2015 and as a director for a term expiring at the Annual Meeting of Shareholders in October 2015, or until his respective successor is elected, except in the case of death, resignation or removal. Mr. Banks has held various positions with the Company since 1991. Most recently, he has been an Executive Vice President since August 2008 and Operating Officer since November 2006. He is also a director of Nordson Corporation. The Board of Directors believes that Mr. Banks will effectively serve as a member of the Board of Directors based on his significant and diverse experiences, skills, qualifications and viewpoints from, among other things: his extensive service in various operational leadership positions during his 23 years with the Company, his intimate, working knowledge of the Company’s day-to-day business, plans, strategies and initiatives, and his high level of commitment to the Board of Directors, the Company’s business, employees and shareholders and a high level of integrity, honesty, judgment and professionalism. Mr. Banks will not serve as a member of any committee of the Board of Directors of the Company. Mr. Banks is not a party to any transaction described in Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

On January 21, 2015, the Human Resources and Compensation Committee of the Board of Directors of the Company (the “Committee”) took the following actions regarding Mr. Washkewicz’s compensation effective February 1, 2015:

1.	approved a reduction in Mr. Washkewicz’s annual base salary to $850,000;

2.	reduced Mr. Washkewicz’s General RONA Bonus target payout amount to $722,500;

3.	discontinued Mr. Washkewicz’s eligibility to receive a Converted RONA Bonus;

4.	reduced Mr. Washkewicz’s Target Incentive Bonus target award to a target amount of $520,000; and

5.	terminated Mr. Washkewicz’s Change in Control Severance Agreement.

On January 21, 2015, the Committee took the following actions regarding Messrs. Williams and Banks compensation effective February 1, 2015:
Thomas L. Williams

1.	approved an increase in Mr. Williams’ annual base salary to $1,000,000;

2.	awarded an increase in Mr. Williams’ General RONA Bonus target payout amount to $750,000;

3.	awarded an increase in Mr. Williams’ Target Incentive Bonus target award to a target amount of $500,000;

4.	granted Mr. Williams the following additional target LTIP award shares:

LTIP Award	Additional Target LTIP Award Shares
Calendar Year 2013-14-15	5,868
Calendar Year 2014-15-16	10,756
Calendar Year 2015-16-17	14,172

5.
granted Mr. Williams a special equity award of 33,422 Stock Incentives at a grant price equal to the closing stock price on February 1, 2015 under the Company’s Amended and Restated 2009 Omnibus Stock Incentive Plan (the “Plan”). The Stock Incentives have a ten-year term and will vest in full on February 1, 2020, provided that Mr. Williams remains an active full-time employee throughout the vesting period. If Mr. Williams ceases to be employed by the Company for any reason, other than death, disability or a Change in Control, he will forfeit the entire award. In the event of Mr. Williams’ death, disability or a Change in Control prior to the vesting date, the Stock Incentives will vest immediately. When vested, each Stock Incentive will entitle Mr. Williams to receive the increase in the value of one common share from the grant date to the date of exercise (“Appreciation”). Upon exercise, the Appreciation will be paid to Mr. Williams in shares of the Company’s common stock having a value equal to the amount of the Appreciation.

Lee C. Banks

1.	approved an increase in Mr. Banks’ annual base salary to $850,000;

2.	awarded an increase in Mr. Banks’ General RONA Bonus target payout amount to $467,500;

3.	awarded an increase in Mr. Banks’ Target Incentive Bonus target award to a target amount of $320,000;

4.	granted Mr. Banks the following additional target LTIP award shares:

LTIP Award	Additional Target LTIP Award Shares
Calendar Year 2013-14-15	2,840
Calendar Year 2014-15-16	5,022
Calendar Year 2015-16-17	6,619

5.
granted Mr. Banks a special equity award of 22,281 Stock Incentives at a grant price equal to the closing stock price on February 1, 2015 under the Plan. The Stock Incentives have a ten-year term and will vest in full on February 1, 2020, provided that Mr. Banks remains an active full-time employee throughout the vesting period. If Mr. Banks ceases to be employed by the Company for any reason, other than death, disability or a Change in Control, he will forfeit the entire award. In the event of Mr. Banks’ death, disability or a Change in Control prior to the vesting date, the Stock Incentives will vest immediately. When vested, each Stock Incentive will entitle Mr. Banks to receive the Appreciation. Upon exercise, the Appreciation will be paid to Mr. Banks in shares of the Company’s common stock having a value equal to the amount of the Appreciation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By: /s/Joseph R. Leonti
Joseph R. Leonti
Vice President

Date: January 22, 2015